UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): October 7, 2015

International Paper Company

(Exact name of registrant as specified in its charter)

Commission file number 1-3157

New York	13-0872805
(State or other jurisdiction of incorporation)	(IRS Employer Identification No.)

6400 Poplar Avenue, Memphis, Tennessee	38197
(Address of principal executive offices)	(ZIP Code)

Registrant’s telephone number, including area code: (901) 419-7000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY NOTE

The information in Item 7.01 of this Report, including the exhibit, is being furnished pursuant to Item 7.01 of Form 8-K and General Instruction B.2 thereunder. Such information shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended.

SECTION 1. REGISTRANT’S BUSINESS AND OPERATIONS.

Item 1.01. Entry into a Material Definitive Agreement.

On October 7, 2015, International Paper Investment (Shanghai) Co., Ltd. (the “Seller”), an indirect wholly-owned subsidiary of International Paper Company (the “Company”), entered into an Equity Transfer Agreement (the “Agreement”) with Shandong Sun Holding Group Co., Ltd. (the “Buyer”), under which the Seller will sell to the Buyer its entire 55% equity interests in the three Chinese joint venture companies (collectively, the “Sun Joint Venture”) through which the Company conducts its Chinese coated board business. The Buyer currently holds the other 45% equity interests in the Sun Joint Venture.

As consideration for the sale, the Seller will receive RMB 149 million (or approximately US$23 million) in cash. Additionally, the Sun Joint Venture (including approximately US$400 million of debt, as of September 30, 2015) will be deconsolidated from the Company’s financial statements following completion of the transaction. The Company also estimates that the sale will result in net pre-tax noncash asset write-offs of approximately US$200 million to be recorded in the third quarter of 2015. The transaction is expected to be completed in the next six months, subject to satisfaction of various closing conditions, including obtaining required Chinese governmental approvals.

A copy of the Agreement will be filed as an exhibit to the Company’s annual report on Form 10-K for the fiscal year ending December 31, 2015.

Certain statements in this filing may be considered forward-looking statements. These statements reflect Company management’s current views and are subject to risks and uncertainties that could cause actual results to differ materially from those expressed or implied in these statements. Factors which could cause actual results to differ include but are not limited to (i) the receipt of regulatory approvals for the transaction and the successful fulfillment or waiver of all other closing conditions without unexpected delays or conditions; (ii) the successful closing of the transaction within the estimated timeframe; (iii) industry conditions; (iv) global economic conditions and political changes; and (v) other factors that can be found in the Company’s Securities and Exchange Commission filings. The Company undertakes no obligation to publicly update any forward-looking statements, whether as a result of new information, future events or otherwise.

SECTION 7 – REGULATION FD

Item 7.01. Regulation FD Disclosure.

On October 8, 2015, the Company issued a press release announcing the transaction described above under Item 1.01. Attached as Exhibit 99.1 and incorporated herein by reference is a copy of the press release.

SECTION 9. FINANCIAL STATEMENTS AND EXHIBITS.

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits. The following exhibit is being furnished as part of this Report.

Exhibit Number	Description

99.1	Press Release of International Paper Company dated October 8, 2015.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

International Paper Company

Date: October 8, 2015	By:	/s/ SHARON R. RYAN
Name: Sharon R. Ryan
Title: Senior Vice President, General Counsel and
Corporate Secretary

EXHIBIT INDEX

Exhibit Number	Description

99.1	Press Release of International Paper Company dated October 8, 2015.

E-1